UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2015

SPIRAL TOYS INC.

(Exact name of registrant as specified in its charter)

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Nevada	333-178738	27-3388068
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

29130 Medea Lane, #1207Agoura Hills, CA 91301

(Address of Principal Executive Office) (Zip Code)

(213) 400-0770

(Registrant’s telephone number, including area code)

Rocap Marketing, Inc.

(Former Name, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03

Amendments to Articles of Incorporation

On January 22, 2015 the Registrant's corporate name was changed from "Rocap Marketing, Inc." to "Spiral Toys Inc." The name change was effected, pursuant to Nevada Revised Statutes Section 92A.180, in connection with the merger of the Registrant's subsidiary into the Registrant.

The common stock of the Registrant will be listed for quotation on the OTCQB under the new name on January 26, 2015. The new trading symbol for the common stock will be "STOY.

Item 9.01

Financial Statements and Exhibits

Exhibits

10-a

Articles of Merger of Spiral Toys Inc. into Rocap Marketing, Inc. filed on January 22, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

January 23, 2015

Spiral Toys Inc.

By: /s/ Mark Meyers

      Mark Meyers, Chief Executive Officer

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